Exhibit 10.1

THIS WARRANT AND THE SHARES OF CLASS A COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND MAY NOT BE TRANSFERRED UNTIL EITHER: (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) SHALL HAVE BECOME EFFECTIVE WITH RESPECT THERETO; OR (ii) RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE 1933 ACT IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER AND NEITHER IS SUCH TRANSFER IN VIOLATION OF ANY APPLICABLE STATE SECURITIES LAWS. THIS LEGEND SHALL BE INCLUDED ON ANY WARRANT ISSUED IN EXCHANGE FOR THIS WARRANT OR ANY SHARES OF CLASS A COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT.

WARRANT TO PURCHASE CLASS A COMMON STOCK

OF

FREECAST, INC.

Issue Date: April 8, 2026

Warrant Number: CSW-00_

This Certifies that_________________________________________(“Holder”), is entitled to purchase, subject to the provisions of this Warrant to Purchase Class A Common Stock (this “Warrant”), from FreeCast, Inc., a Florida corporation (the “Company”), (________) shares of fully paid, validly issued and nonassessable common stock, par value $0.0001 per share, of the Company (“Common Stock”) at a price of $4.25 per share. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for each share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as “Warrant Shares” and the exercise price in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the “Exercise Price.”

1. EXERCISE OF WARRANT. This Warrant may be exercised in whole or in part at any time or from time to time from the date hereof up to and including 5:00 P.m. EST on May 15, 2026 (the “Exercise Period”). This Warrant may be exercised by delivery and surrender hereof to the Company with the Exercise Notice annexed hereto duly executed and by delivery to the Company of a certified or official bank check payable to the order of the Company or by wire transfer of immediately available funds to an account designated in writing by the Company, in the amount of the total Exercise Price for the number of Warrant Shares specified in the Exercise Notice. This Warrant may not be exercised, in whole or in part, by means of a “cashless exercise” or any other method other than the payment of cash by the appropriate check or wire transfer.

2. EFFECTIVE TIME OF EXERCISE. Each exercise of this Warrant shall be deemed to have been effected upon confirmation of receipt by the Company of the total Exercise Price prior to the close of business on the day on which the duly executed Exercise Notice has been delivered to the Company as provided in Section 1 above. At such time, the person or persons in whose name or names any book entry for Warrant Shares shall be issuable upon such exercise as provided in Section 3 below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such book entry statement.

3. DELIVERY TO HOLDER. As soon as practicable after the proper and complete exercise of this Warrant in whole or in part, and in any event not later than seven (7) business days thereafter, the Company will cause to be issued in the name of the Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

(i) a statement of holdings for the number of shares of Warrant Shares to which such Holder shall be entitled, and

(ii) in case such exercise is in part only, upon surrender of this Warrant for cancellation, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Shares equal (giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Holder upon such exercise.

4. FRACTIONAL SHARES. No fractional shares or scrips representing fractional shares shall be issued upon the exercise of this Warrant. All fractions of a share called for upon any exercise hereof shall be eliminated by rounding any fraction down to the nearest whole number of shares of Common Stock or other securities, as applicable.

5. LOSS OR DESTRUCTION OF WARRANT. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute a substitute contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

6 RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

7. ANTI-DILUTION PROVISIONS. In case the Company shall hereafter: (i) declare a dividend or make a distribution on its outstanding Common Stock in Common Stock; (ii) subdivide or reclassify its outstanding Common Stock into a greater number of shares; or (iii) combine or reclassify its outstanding Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted (without further action of the Company) so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action. The number of shares of Common Stock that the Holder shall thereafter, on the exercise hereof, be entitled to receive shall be adjusted (without further action of the Company) to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 7) be issuable on such exercise by a fraction of which (x) the numerator is the Exercise Price that would otherwise (but for the provisions of this Section 7) be in effect, and (y) the denominator is the Exercise Price in effect on the date of such exercise (taking into account the provisions of this Section 7). Notwithstanding the foregoing, in no event shall the Exercise Price be less than the par value of the Common Stock. Adjustment pursuant to this Section 7 shall be made successively whenever any event listed above shall occur.

8. RECLASSIFICATION, REORGANIZATION OR MERGER. In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety, the Company shall cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Warrant at any time prior to the expiration of the Warrant, to purchase the kind and amount of securities and property receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock that might have been purchased upon exercise of this Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section 8 shall similarly apply to successive reclassifications, capital reorganizations and changes of the Common Stock and to successive consolidations, mergers, sales or conveyances. In the event that in connection with any such capital reorganization or reclassification, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of this Section 8.

9. NOTICES. Any notice or request hereunder shall be in writing and may be given only by, and shall be deemed to have been received upon: (i) registered or certified mail, return receipt requested, on the date on which such notice or request is received as indicated in such return receipt; (ii) delivery by a nationally recognized overnight courier, one business day after deposit with such courier; or (iii) electronic transmission upon telephone or further electronic communication from the recipient acknowledging receipt (whether automatic or manual from recipient) of such electronic transmission. In the case of the Holder, such notices and communications shall be addressed to its address as set forth in the signature page hereto, unless the Holder shall notify the Company that notices and communications should be sent to a different address (or electronic mail address), in which case such notices and communications shall be sent to the address (or electronic address) specified by the Holder. In the case of the Company, such notices and communications shall be addressed to the following address or to such other address as the Company may designate by notice to the Holder: FreeCast, Inc. 6901 TPC Drive #100 Orlando, Florida 32822. Attention: William A. Mobley, Jr., Chief Executive Officer.

10. NO NET-CASH SETTLEMENT. In no event will the Holder be entitled to receive a net-cash settlement or other consideration in lieu of physical settlement in securities.

11. SUCCESSORS AND ASSIGNS. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Company and the successors and permitted assigns of Holder.

12. AMENDMENTS AND MODIFICATIONS. The provisions of this Warrant may from time to time be amended, modified or waived only by a written agreement executed by the Company and the holder of this Warrant.

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IN WITNESS WHEREOF, the Company has caused this Class A Common Stock Warrant to be duly executed as of the issue date of this Warrant first set forth above.

FREECAST, INC.

By:
William A. Mobley, CEO

EXERCISE NOTICE

This Exercise Notice and Full Payment of the Purchase Price Must be Received by FreeCast, Inc. No Later Than 5:00 P.M. EST on MAY 15, 2026

TO: FREECAST, INC.

(1) The undersigned hereby elects to purchase Warrant Shares of FreeCast, Inc. at an aggregate purchase price of $___________ pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer and other taxes, if any.

(2) Warrant Number: CSW-_____

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

(Print name of Holder if an individual. If an entity see below)

with an address:

(4) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended, and that the aforesaid Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares.

Signature of Holder	Signature of Joint Holder (if applicable)

Name of Holder if an Entity (if applicable):

Signature of Authorized Signatory of Holder Entity:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:

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